AMENDMENT NO. 1
                                       TO
                       CALLABLE SECURED CONVERTIBLE NOTES


      THIS AMENDMENT NO. 1 TO CALLABLE SECURED CONVERTIBLE NOTES (the "Amendment") is made as of this __ day of June, 2005, by and between Veridicom International, Inc., a Delaware corporation (the "Company"), and the holders of Callable Secured Convertible Notes issued by the Company on February 25, 2005 and April 29, 2005 set forth on the signature page hereof (each, a "Holder" and, collectively, the "Holders"). Capitalized terms used herein and not defined shall have the meanings given to them in the Notes (as defined below).

                              W I T N E S S E T H:


      WHEREAS, in connection with the closing of a private placement transaction, the Company issued Callable Secured Convertible Notes in the aggregate principal amount of $3,400,000 to the Holders on February 25, 2005 and April 29, 2005 (each, a "Note" and, collectively, the "Notes");

      WHEREAS, the Company and the Holders desire to amend certain provisions of the Notes; and

      WHEREAS, Section 5.3 of the Notes permits an amendment of the terms upon the written consent of the Company and the Holders of a majority of the outstanding aggregate principal amount of such Notes.

      NOW, THEREFORE, in consideration of the foregoing, which is incorporated herein by reference, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders, intending to be legally bound hereby, agree to amend the Notes as follows:

      1. Payment of Interest on the Notes. The parties to this Amendment hereby agree that, notwithstanding anything to the contrary contained in the Notes, any and all payments of interest on the Notes shall be made, at the option of the Company (and not of the Holder), in cash or in shares of Common Stock at the then applicable Conversion Price.

      2. Conflicts.

            (a) To the extent there is any conflict between the terms of the Notes and the terms hereof, the terms of this Amendment shall take precedence.

            (b) Except as herein amended, the Notes shall remain unchanged and in full force and effect. Each and every term, covenant and condition of the Notes, not specifically preempted hereby, is incorporated herein such that the Notes and this Amendment thereto shall be read and construed as one instrument.

      3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one (1) instrument.


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

            IN WITNESS WHEREOF, the Company and the Holders have caused this Amendment to be duly executed by its officers, thereunto duly authorized as of the date first above written.

                                    VERIDICOM INTERNATIONAL, INC.,
                                    a Delaware corporation


                                    By:       /s/ Paul Mann
                                             -----------------------------------
                                    Name:       Paul Mann
                                             -----------------------------------
                                    Title:    CEO
                                             -----------------------------------


                                    AJW PARTNERS, LLC


                                    By:        /s/ Corey S. Ribotsky
                                             -----------------------------------
                                    Name:      Corey S. Ribotsky
                                             -----------------------------------
                                    Title:    Manager
                                             -----------------------------------


                                    AJW QUALIFIED PARTNERS, LLC


                                    By:        /s/ Corey S. Ribotsky
                                             -----------------------------------
                                    Name:      Corey S. Ribotsky
                                             -----------------------------------
                                    Title:    Manager
                                             -----------------------------------


                                    AJW OFFSHORE, LTD.


                                    By:        /s/ Corey S. Ribotsky
                                             -----------------------------------
                                    Name:      Corey S. Ribotsky
                                             -----------------------------------
                                    Title:    Manager
                                             -----------------------------------


                                    NEW MILLENNIUM CAPITAL
                                    PARTNERS II, LLC


                                    By:        /s/ Corey S. Ribotsky
                                             -----------------------------------
                                    Name:      Corey S. Ribotsky
                                             -----------------------------------
                                    Title:    Manager
                                             -----------------------------------

                                    ALPHA CAPITAL


                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    ENABLE GROWTH PARTNERS LP


                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    WHALEHAVEN CAPITAL FUND LIMITED


                                    By:       /s/ Arthur Jones
                                             -----------------------------------
                                    Name:      Arthur Jones
                                             -----------------------------------
                                    Title:    Director
                                             -----------------------------------


                                    MEADOWBROOK OPPORTUNITY
                                    FUND, LLC


                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    TCMP3 PARTNERS


                                    By:       /s/ Walter Schenker
                                             -----------------------------------
                                    Name:      Walter Schenker
                                             -----------------------------------
                                    Title:       Principal
                                             -----------------------------------

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